[EXECUTION COPY]

COMPAGNIE GÉNÉRALE DE GÉOPHYSIQUE

and

THE BANK OF NEW YORK

As Depositary

and

OWNERS AND BENEFICIAL OWNERS OF
AMERICAN DEPOSITARY RECEIPTS

DEPOSIT AGREEMENT

Dated as of May 6, 1997

TABLE OF CONTENTS

ARTICLE 1

DEFINITIONS

Section 1.1

American Depositary Shares.

Section 1.2

Beneficial Owner.

Section 1.3

Commission.

Section 1.4

Company.

Section 1.5

Custodian.

Section 1.6

Deposit Agreement.

Section 1.7

Depositary; Corporate Trust Office.

Section 1.8

Deposited Securities.

Section 1.9

Dollars; FF; Francs.

Section 1.10

Foreign Currency.

Section 1.11

Owner.

Section 1.12

Pre-Release.

Section 1.13

Receipts.

Section 1.14

Registrar.

Section 1.15

Regulation S.

Section 1.16

Restricted Securities.

Section 1.17

Securities Act of 1933.

Section 1.18

Shares.

Section 1.19

United States.

ARTICLE 2

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

Section 2.1

Form and Transferability of Receipts.

Section 2.2

Deposit of Shares.

Section 2.3

Execution and Delivery of Receipts.

Section 2.4

Transfer of Receipts; Combination and Split-up of Receipts.

Section 2.5

Surrender of Receipts and Withdrawal of Shares.

Section 2.6

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

Section 2.7

Lost Receipts, etc.

Section 2.8

Cancellation and Destruction of Surrendered Receipts.

Section 2.9

Pre-Release of Receipts.

Section 2.10

Maintenance of Records.

ARTICLE 3

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS

Section 3.1

Filing Proofs, Certificates and Other Information.

Section 3.2

Liability of Owner for Taxes.

Section 3.3

Warranties on Deposit of Shares.

Section 3.4

Disclosure of Interests.

Section 3.5

Information Requests.

ARTICLE 4

THE DEPOSITED SECURITIES

Section 4.1

Cash Distributions.

Section 4.2

Distributions Other Than Cash or Shares.

Section 4.3

Distributions in Shares.

Section 4.4

Rights.

Section 4.5

Conversion of Foreign Currency.

Section 4.6

Fixing of Record Date.

Section 4.7

Voting of Shares.

Section 4.8

Changes Affecting Deposited Securities.

Section 4.9

Documents Available at the Depositary’s Office.

Section 4.10

Lists of Owners.

Section 4.11

Withholding.

ARTICLE 5

THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

Section 5.1

Maintenance of Office and Transfer Books by the Depositary.

Section 5.2

Prevention or Delay in Performance by the Depositary or the Company.

Section 5.3

Obligations of the Depositary, the Custodian and the Company.

Section 5.4

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

Section 5.5

The Custodian.

Section 5.6

Reports, Notices and Other Communications.

Section 5.7

Distributions.

Section 5.8

Indemnification.

Section 5.9

Charges of Depositary.

Section 5.10

Retention of Depositary Documents.

Section 5.11

List of Restricted Securities Owners.

Section 5.12

Exclusivity.

ARTICLE 6

AMENDMENT AND TERMINATION

Section 6.1

Amendment.

Section 6.2

Termination.

ARTICLE 7

MISCELLANEOUS

Section 7.1

Counterparts.

Section 7.2

No Third Party Beneficiaries.

Section 7.3

Severability.

Section 7.4

Binding Effect on Owners and Beneficial Owners.

Section 7.5

Notices.

Section 7.6

Governing Law.

Section 7.7

Headings.

TESTIMONIUM

SIGNATURES

EXHIBIT A

Form of Receipt

DEPOSIT AGREEMENT

DEPOSIT AGREEMENT dated as of May 6, 1997, among Compagnie Générale de Géophysique, a société anonyme organized under the laws of The Republic of France (herein called the “Company”), The Bank of New York, a New York banking corporation (herein called the “Depositary”), and all Owners (as hereinafter defined) and Beneficial Owners (as hereinafter defined) from time to time of American Depositary Receipts issued hereunder.

W I T N E S S E T H :

WHEREAS, the Company desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Shares (as hereinafter defined) of the Company from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Deposit Agreement, for the creation of American Depositary Shares (as hereinafter defined) representing the Shares (as hereinafter defined) so deposited and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto as follows:

ARTICLE 1

DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

Section 1.1

American Depositary Shares.

The term “American Depositary Shares” shall mean the securities representing the interests in the Deposited Securities and evidenced by the Receipts issued hereunder.  Each American Depositary Share shall represent one-fifth of one Share, until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 or otherwise with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall represent the amount of Shares or Deposited Securities specified in such Sections.

Section 1.2

Beneficial Owner.

The term “Beneficial Owner” shall mean each person owning from time to time any beneficial interest in the American Depositary Shares evidenced by any Receipt issued hereunder but who is not an Owner of such Receipt, it being understood that the term “Beneficial Owner” shall not include any agent or financial intermediary holding an interest in a Receipt solely to the extent such interest is held for or on behalf of a Beneficial Owner.

Section 1.3

Commission.

The term “Commission” shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

Section 1.4

Company.

The term “Company” shall mean Compagnie Générale de Géophysique, a société anonyme organized under the laws of The Republic of France, and its successors.

Section 1.5

Custodian.

The term “Custodian” shall mean the principal Paris office of any of Banque Indosuez, Banque Paribas, Banque Worms, Société Générale or Crédit Lyonnais, each as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which is a member of SICOVAM which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.05, as substitute or additional custodian or custodians hereunder, as the context shall require and shall also mean all of them collectively.

Section 1.6

Deposit Agreement.

The term “Deposit Agreement” shall mean this Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

Section 1.7

Depositary; Corporate Trust Office.

The term “Depositary” shall mean The Bank of New York, a New York banking corporation, and any successor as depositary hereunder.  The term “Corporate Trust Office”, when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Deposit Agreement is 101 Barclay Street, New York, New York 10286.

Section 1.8

Deposited Securities.

The term “Deposited Securities” as of any time shall mean Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.05.

Section 1.9

Dollars; FF; Francs.

The term “Dollars” shall mean United States dollars.  The term “FF”  and “Francs” shall mean the lawful currency of The Republic of France.

Section 1.10

Foreign Currency.

The term “Foreign Currency” shall mean currency other than Dollars.

Section 1.11

Owner.

The term “Owner” shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

Section 1.12

Pre-Release.

The term “Pre-Release” shall have the meaning set forth in Section 2.09.

Section 1.13

Receipts.

The term “Receipts” shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares, as the same may be amended from time to time in accordance with the provisions hereof.

Section 1.14

Registrar.

The term “Registrar” shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed to register Receipts and transfers of Receipts as herein provided.  The Depositary shall be the initial Registrar.

Section 1.15

Regulation S.

The term “Regulation S” shall mean Rules 901 through 904, inclusive, under the Securities Act of 1933, as such Rules may from time to time be amended.

Section 1.16

Restricted Securities.

The term “Restricted Securities” shall mean Shares, or Receipts representing such Shares, which are acquired directly or indirectly from the Company or its affiliates (as defined in Rule 144 under the Securities Act of 1933), or which are held by an officer, director (or persons performing similar functions) or other affiliate of the Company, or which would require registration under the Securities Act of 1933 in connection with the public offer and sale thereof in the United States, or which are subject to other restrictions on sale or deposit under the laws of the United States or The Republic of France, the statuts of the Company or under any agreement.

Section 1.17

Securities Act of 1933.

The term “Securities Act of 1933” shall mean the United States Securities Act of 1933, as from time to time amended.

Section 1.18

Shares.

The term “Shares” shall mean ordinary shares of the Company, nominal value FF 10 each, heretofore validly issued and outstanding and fully paid and nonassessable or hereafter validly issued, subscribed and outstanding and fully paid and nonassessable.  References to Shares shall include evidence of rights to receive Shares, whether or not stated in the particular instance.  Shares shall be either (i) in bearer form (titres au porteur - i.e., shares registered in a share account maintained by an accredited financial intermediary on behalf of such holder, including the Custodian) or (ii) in registered form (titres nominatifs - i.e., shares registered in the Company’s share register maintained by the Company or its appointed agent as correspondant - teneur de comptes on behalf of the Company) and, in each case, shall include evidence of rights to receive Shares; provided, however, that, if there shall occur any change in nominal value, a split-up or consolidation or any other reclassification or, upon the occurrence of an event described in Section 4.08, an exchange or conversion in respect of the Shares of the Company, the term “Shares” shall thereafter also mean the successor securities resulting from such change in nominal value, split-up or consolidation or such other reclassification or such exchange or conversion.

Section 1.19

United States.

The term “United States” shall, except as otherwise provided in this Deposit Agreement or the Receipts, mean the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

ARTICLE 2

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

Section 2.1

Form and Transferability of Receipts.

Definitive Receipts shall be engraved, printed or lithographed and shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  No Receipt shall be entitled to any benefits under this Deposit Agreement, or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, however, that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered.  Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement or with any provision of the Company’s statuts or French law as may be reasonably required by the Depositary or required to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange upon which American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument in accordance with the laws of the State of New York; provided, however, that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to any distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes and neither the Depositary nor the Company shall have any obligation or be subject to any liability under this Deposit Agreement to any holder of a Receipt unless such holder is the Owner thereof.

Section 2.2

Deposit of Shares.

(a)

Subject to the terms and conditions of this Deposit Agreement, Shares or evidence of rights to receive Shares to the extent permitted by Section 2.09, may be deposited by inscription in the name of the Depositary in a share account maintained by the Company or its agent in the case of Shares in registered form or in an account maintained by the Custodian in the case of Shares in bearer form, pursuant to appropriate instructions for transfer in a form satisfactory to the Company or its agent or the Custodian, as the case may be, together with all such certifications as may be required by the Depositary, the Custodian or the Company in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts for the number of American Depositary Shares representing the number of Shares so deposited.  No Shares shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by the governmental body in The Republic of France which is then regulating currency exchange.

If required by the Depositary, Shares presented for deposit at any time, whether or not the transfer books of the Company or its agent for the registration and transfer of Shares, if any, are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been recorded may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request and risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive documents with respect to the Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such documents to the Custodian for deposit hereunder.

Upon each delivery to a Custodian of documents with respect to the Shares to be deposited hereunder, together with the other documents above specified, such Custodian shall, as soon as practicable, present such evidence of ownership to the Company or its agent for the registration and transfer of Shares, if any, for transfer and recordation of the Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee at the cost and expense of the person making such deposit (or for whose benefit such deposit is made) and shall obtain evidence satisfactory to it of such registration.  The Company or its agent for registration and transfer of Shares in the case of Shares in registered form, or the Custodian in the case of Shares in bearer form, will, upon request by the Depositary, issue or cause to be issued written confirmations as to holdings of Shares, it being agreed and understood that such confirmations do not constitute documents of title.

As long as the Depositary holds any Shares pursuant to this Deposit Agreement, the Depositary shall ensure that at least one Share is owned in the name of the Depositary and one Share is owned in the name of the Custodian, each in registered form.

(b)

Copies of the instruments with respect to Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or at such other place or places as the Depositary shall determine.

Section 2.3

Execution and Delivery of Receipts.

Upon receipt by any Custodian of any deposit pursuant to Section 2.02, together with the other documents required as specified herein, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby.  Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.  Upon receiving such notice from such Custodian, or upon the receipt of Shares by the Depositary, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver at its Corporate Trust Office, to or upon the order of the person or persons entitled thereto, a Receipt or Receipts, registered in the name or names and evidencing any authorized number of American Depositary Shares requested by such person or persons, but only upon payment to the Depositary of the fees of the Depositary for the execution and delivery of such Receipt or Receipts as provided in Section 5.09, and of all taxes and governmental charges and fees, if any, payable in connection with such deposit and the transfer of the Deposited Securities.

Section 2.4

Transfer of Receipts; Combination and Split-up of Receipts.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers of Receipts on its transfer books from time to time, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer and with any endorsements appearing on such Receipt relating to compliance with the applicable restrictions on transfer thereof, and duly stamped as may be required by the laws of the State of New York and of the United States of America.  Thereupon, the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall, upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as were evidenced by the Receipt or Receipts surrendered.

The Depositary may appoint one or more co-transfer agents, approved in writing by the Company, for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

Section 2.5

Surrender of Receipts and Withdrawal of Shares.

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in Section 5.09 and payment of all taxes and governmental charges, if any, payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Company’s statuts and the Deposited Securities, the Owner of such Receipt shall be entitled to the transfer of the Deposited Securities to an account in the name of such Owner or such name as shall be designated by such Owner maintained by the Company or its agent for registration and transfer of Shares in the case of Shares in registered form, or maintained by an accredited financial institution in the case of Shares in bearer form, of the amount of the Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt.  Such delivery shall be made, as hereinafter provided, without unreasonable delay.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be transferred to an account in the name of such Owner or such name as shall be designated by such Owner maintained by the Company or its agent in the case of Shares in registered form, or maintained by an accredited financial institution in the case of Shares in bearer form.  Thereupon, the Depositary shall, in its discretion, effect the transfer of, or direct the Custodian, subject to Sections 2.06, 3.01 and 3.02, and to the other terms and conditions of this Deposit Agreement and the Company’s statuts, to effect such transfer of, the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, or of any proceeds of sale of any such dividends, distributions or rights, which may at the time be held by the Depositary.

In the event any delivery of Deposited Securities under this Section 2.05 would otherwise require delivery of fractional Deposited Securities, the Depositary may sell the amount of Deposited Securities corresponding to the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01.

At the request, risk and expense of any Owner so surrendering a Receipt, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash or other property (other than rights) comprising, and forward a certificate or certificates and other proper documents of title, if any, for, or otherwise deliver the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

Section 2.6

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt, the delivery of any distribution thereon, or the withdrawal of any Deposited Securities, the Company, Depositary, Custodian or Registrar may require payment from the depositor of Shares or the presenter of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer, registration or conversion fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.6.

The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended during any period when the transfer books of the Company, the Depositary or any Registrar are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or for any other reason, subject to the provisions of the following sentence.  Notwithstanding anything to the contrary in this Deposit Agreement, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders’ meeting or the payment of dividends, (ii) the payment of fees, taxes and similar charges and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares or rights required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares.  The Depositary will comply with written instructions from the Company requesting that the Depositary not accept for deposit hereunder any Shares or rights identified in such instructions in order to facilitate the Company’s compliance with securities laws of the United States or any State thereof or of The Republic of France.

Section 2.7

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor, in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt.  Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

Section 2.8

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary.  The Depositary is authorized to destroy Receipts so cancelled, subject to Section 2.10.

Section 2.9

Pre-Release of Receipts.

The Depositary may issue Receipts against delivery by the Company (or any agent of the Company recording Share ownership) of rights to receive Shares from the Company (or any such agent of the Company).  No such issue of Receipts will be deemed a “Pre-Release” that is subject to the restrictions of the following paragraph.

Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.03 hereof, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 (“Pre-Release”).  The Depositary may, pursuant to Section 2.05, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to be delivered (the “Pre-Releasee”) that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee’s obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee’s obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

Section 2.10

Maintenance of Records.

The Depositary agrees to maintain or cause its agents to maintain records of all Receipts surrendered and Deposited Securities withdrawn under Section 2.05, substitute Receipts delivered under Section 2.07, and of cancelled or destroyed Receipts under Section 2.08, in keeping with procedures ordinarily followed by stock transfer agents located in The City of New York or as required by the laws or regulations governing the Depositary.  Prior to destroying any such records, the Depositary will notify the Company and will turn such records over to the Company upon its request.

ARTICLE 3

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS

Section 3.1

Filing Proofs, Certificates and Other Information.

Any person presenting Shares for deposit or any Owner may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, legal or beneficial ownership of Receipts, Deposited Securities or other securities, compliance with all applicable laws or regulations or terms of this Deposit Agreement or the Receipts, or such information relating to the registration on the books of the Company (or the appointed agent of the Company for transfer and registration of Shares), if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any Receipt or, the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or, such certificates are executed or such representations and warranties are made.  The Depositary shall provide the Company upon its written request with copies of any such proofs, other information and certificates which it receives unless such disclosure is prohibited by law.

Section 3.2

Liability of Owner for Taxes.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented by any Receipt, such tax or other governmental charge shall be payable by the Owner of such Receipt to the Depositary.  The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions or, may sell for the account of the Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge (and any taxes or expenses arising out of such sale), and the Owner of such Receipt shall remain liable for any deficiency.

Section 3.3

Warranties on Deposit of Shares.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant, in addition to such representations and warranties as may be required pursuant to Section 2.02, that such Shares are validly issued, fully paid and nonassessable and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that such Shares and the Receipts evidencing American Depositary Shares representing such Shares would not be Restricted Securities.  Such representations and warranties shall survive the deposit of such Shares and issuance of Receipts.

Section 3.4

Disclosure of Interests.

Notwithstanding any other provision of this Deposit Agreement, each Owner and Beneficial Owner agrees, to comply with the Company’s statuts, as they may be amended from time to time, and the laws of The Republic of France with respect to the disclosure requirements regarding ownership of Shares, all as if the Receipts were the Shares represented thereby. As of the date of this Agreement, such disclosure requirements are summarized as follows:

Pursuant to French law and the Company’s statuts, any person or entity that becomes the owner, directly or indirectly, alone or in concert with other persons, of more than one-twentieth, one-tenth, one-fifth, one-third, one-half or two-thirds of the share capital or voting rights (or securities or voting rights representing Shares (which includes American Depositary Shares)), as discussed below in this Section 3.04, must so notify the Company by registered letter within 15 calendar days, and the Conseil des Bourses de Valeurs within five trading days, of the date such threshold has been crossed, of the number of Shares it holds and the voting rights attached thereto.  A holder of Shares is also required to notify the Company and the Conseil des Bourses de Valeurs if the percentage of Shares or voting rights owned by such holder falls below the levels described in the previous sentence.  In order to permit holders of Shares or voting rights to give the notice required by law, the Company is obligated to file with the Bulletin des Annonces Légales Obligatoires (“BALO”) and with the Conseil des Bourses de Valeurs, within 15 calendar days of the Company’s annual ordinary general meeting, information with respect to the total number of votes available as of the date of such meeting (and, in addition, the Company agrees to give such notice in English to the Depositary).  In addition, if the number of available votes changes by 5% or more, the Company is required to publish in the BALO, and to file with the Conseil des Bourses de Valeurs within 15 calendar days of such change, a notification of the number of votes then available.

In the event that an Owner or Beneficial Owner fails to comply with the requirements set forth in the preceding paragraph, such Owner or Beneficial Owner shall not be permitted to exercise voting rights with respect to any Shares or securities representing Shares exceeding the above-referenced thresholds as to which any required disclosure (as set forth in the preceding paragraph) has not been made until the end of a two-year period following the date on which such Owner or Beneficial Owner has complied with such disclosure requirement.  In addition, a French court may, under certain circumstances, eliminate all or part of the voting rights of such Owner or Beneficial Owner for a period not to exceed five years, and such Owner or Beneficial Owner may be subject to criminal penalties.

In addition, the Company’s statuts, as in effect as of the date hereof, provide that any shareholder who directly or indirectly acquires ownership or control of Shares representing two percent or any multiple thereof of the Company’s share capital, or whose shareholding falls below any such limit, must inform the Company, within 15 days of the crossing of the relevant threshold, of the number of Shares then owned by such shareholder.   Failure to comply with these notification requirements results in the Shares in excess of the relevant threshold being deprived of voting rights for all shareholder meetings until the end of a two-year period following the date on which the owner thereof has complied with such notification requirements.

The above provisions relating to Shares or voting rights held by a person or an entity also apply to (i) Shares or voting rights held by another person or entity on behalf of such person or entity, (ii) Shares or voting rights held by any company which is directly or indirectly controlled by such person or entity, (iii) Shares or voting rights held by a third party acting in concert with such person or entity or (iv) Shares or voting rights that such person or entity, or any person or entity referred to in (i), (ii) or (iii) above, is entitled to acquire at its sole option by virtue of an agreement.

In order to facilitate compliance with the notification requirements, an Owner or Beneficial Owner may deliver any notification to the Depositary with respect to Shares represented by American Depositary Shares evidenced by Receipts, and the Depositary shall, as soon as practicable, forward such notification to the Company and, if applicable, the Conseil des Bourses de Valeurs or any other authorities in The Republic of France.

Section 3.5

Information Requests.

The Company may from time to time request Owners of Receipts to provide information as to the capacity in which such Owners own or owned Receipts and regarding the identity of any other persons then or previously interested in such Receipts as to the nature of such interest and various other matters.  The Depositary agrees to use reasonable efforts to comply with written instructions received from the Company requesting that the Depositary forward any such requests to the Owner and to forward to the Company any responses to such requests received by the Depositary.

ARTICLE 4

THE DEPOSITED SECURITIES

Section 4.1

Cash Distributions.

Whenever the Depositary or the Custodian shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, or shall cause its agent, as promptly as practicable after its receipt of such dividend or distribution (unless otherwise prohibited or prevented by law), subject to the provisions of Section 4.05, convert such dividend or distribution into Dollars and shall, as promptly as practicable, distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.09) to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposit Securities held by them respectively; provided, however, that in the event that the Company or an agent of the Company or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution an amount on account of taxes or other governmental charges, the amount distributed to the Owner of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amounts as can be distributed without distributing to any Owner a fraction of one cent and any balance that is not so distributed shall be held by the Depositary (without liability for the interest thereon) and shall be added to and be part of the next sum received by the Depositary for distribution to the Owners of Receipts then outstanding.

Section 4.2

Distributions Other Than Cash or Shares.

Subject to the provisions of Section 4.11 and Section 5.09, whenever the Depositary shall receive any distribution other than a distribution described in Sections 4.01, 4.03 or 4.04, the Depositary shall cause the securities or property received by it to be distributed to the Owners entitled thereto, as of the record date fixed pursuant to Section 4.06, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may reasonably deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionally among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may reasonably deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.09) shall be distributed by the Depositary to the Owners entitled thereto, as in the case of a distribution received in cash pursuant to Section 4.01.

Section 4.3

Distributions in Shares.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may distribute, as promptly as practicable, to the Owners of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of this Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of fees of the Depositary as provided in Section 5.09, and subject to applicable law.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01.  If additional Receipts are not so distributed each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.  In addition, the Depositary may withhold any distribution of Receipts under this Section 4.03 if it has not received satisfactory assurances from the Company that such distribution does not require registration under the Securities Act of 1933 or is exempt from registration under the provisions of such Act.

Section 4.4

Rights.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after consultation with the Company, shall have discretion as to the procedure to be followed in making such rights available to any Owners, or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary determines that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares representing the Shares and evidenced by a Receipt or Receipts of such Owner hereunder, the Depositary will promptly make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.02 of this Deposit Agreement, and shall, pursuant to Section 2.03 of this Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of this section, such Shares shall be deposited and depositary shares representing such Shares shall be delivered under a separate deposit agreement to be entered into between the Company and the Depositary providing for the issuance of depositary receipts subject to appropriate restrictions on deposit and withdrawal of Shares and transfers of such depositary shares as required by United States securities laws.  In the event that any Shares deposited in accordance with this paragraph have rights in respect of any distribution of cash, securities, or other properties or Shares which are different from the rights of other Deposited Securities by reason of date of issuance or otherwise, any Receipts executed and delivered in respect of such Shares (“Rights Receipts”) shall bear a CUSIP number that is different from any CUSIP number that is or may be assigned to any other Receipts issued hereunder and may be endorsed with such legend as the Depositary and the Company may agree.  Rights Receipts shall be treated for all other purposes as identical to Receipts and on such date as they become entitled to the same rights in respect of distributions, they shall become fungible with, and be converted automatically into, Receipts.  Until such date, the Depositary will instruct the Custodian to place any Deposited Securities in respect of which such Rights Receipts are issued into a segregated account separate from any other Shares held by the Custodian under this Deposit Agreement or any other depositary receipt facility relating to the Shares.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it shall, after notice to the Company, use reasonable efforts to sell the rights, warrants or other instruments, if a market therefor is available, in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available.  The Depositary shall allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.09, any expenses in connection with such sale and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.  Such proceeds shall be distributed in accordance with Section 4.01 hereof.

If a registration statement under the Securities Act of 1933 is required with respect to any rights or the securities to which any rights relate in order for the Company to offer such rights to Owners and sell the securities represented by such rights, the Depositary will not offer such rights to Owners having an address in the United States (as defined in Regulation S) unless and until such a registration statement is in effect, or unless the offering and sale of such securities and such rights to such Owners are exempt from registration under the provisions of such Act.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

Notwithstanding any terms of this Deposit Agreement to the contrary, the Company shall have no obligation to prepare and file a registration statement for any purpose.

Section 4.5

Conversion of Foreign Currency.

Whenever the Depositary shall receive Foreign Currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the Foreign Currency so received can, in the judgment of the Depositary, be converted on a reasonable basis into Dollars and transferred to the United States, the Depositary shall convert or cause to be converted as promptly as practicable, by sale or in any other manner that it may determine in accordance with applicable law, such Foreign Currency into Dollars, and such Dollars shall be distributed as promptly as practicable to the Owners entitled thereto or, if the Depositary shall have distributed any rights, warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such rights, warrants and/or instruments upon surrender thereof for cancellation.  Such distribution or conversion may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file as promptly as practicable such application for approval or license, if any, as it may deem desirable; provided, however, that the Depositary shall be entitled to rely upon French local counsel in such matters, which counsel shall be instructed to act as promptly as possible.

If at any time Foreign Currency received by the Depositary is not, in the judgment of the Depositary, convertible, in whole or in part, on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary cannot be promptly obtained, the Depositary shall, (a) as to that portion of the Foreign Currency that is convertible into Dollars, make such conversion and, if permitted by applicable law, transfer such Dollars to the United States for distribution to Owners in accordance with the first paragraph of this Section 4.05 and (b) as to the nonconvertible balance, if any, (i) if requested in writing by an Owner, distribute or cause the Custodian to distribute the Foreign Currency (or an appropriate document evidencing the right to receive such Foreign Currency) received by the Depositary or Custodian to such Owner and (ii) the Depositary shall hold or shall cause the Custodian to hold any amounts of nonconvertible Foreign Currency not distributed pursuant to the immediate preceding subclause (i) uninvested and without liability for interest thereon for the respective accounts of the Owners entitled to receive the same.

Section 4.6

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, or whenever the Depositary finds it necessary or convenient in respect of any matter, the Depositary shall fix a record date, which shall, to the extent practicable, be the same as any record date established by the Company in respect of the Shares, (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) for fixing the date on or after which each American Depositary Share will represent the changed number of Shares, subject to the terms and conditions of this Deposit Agreement.

Section 4.7

Voting of Shares.

Upon receipt of notice from the Company of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, as soon as practicable thereafter, mail to the Owners (a) a summary in English or an English version of the notice of such meeting sent by the Company to the Depositary pursuant to Section 5.06, (b) a statement in a form provided by the Company that the Owners and Beneficial Owners as of the close of business on a record date established by the Depositary pursuant to Section 4.06 (“Voters”) will be entitled, subject to any applicable provisions of French law, the statuts of the Company and the Deposited Securities (which provisions, if any, shall be summarized in pertinent part in such statement), to exercise the voting rights, if any, pertaining to the Shares represented by their American Depositary Shares (subject to the restrictions detailed below), (c) summaries in English of any materials or other documents provided by the Company for the purpose of enabling such Voters to exercise such voting rights, by means of voting by mail (formulaire de vote par correspondance) or by proxy (formulaire de vote par procuration), (d) a voting instruction card (including a formulaire de vote par correspondance and formulaire de vote par procuration) and all other information, authorizations and certifications required under French law to allow Voters to vote Shares in registered form and Shares in bearer form) to be prepared by the Depositary and the Company (a “Voting Instruction Card”)  Upon the Depositary’s receipt of a Voting Instruction Card from any Owner, duly completed and executed, on or before the date established by the Depositary for such purpose (the “Receipt Date”) and subject to the other restrictions set forth in this Section 4.07, the Depositary shall forward such materials or documents as soon as practicable to the Custodian.

The parties hereto acknowledge that, under French company law and the statuts of the Company, as in effect as of the date hereof, a precondition for exercising any voting rights is that, in the case of a holder of Shares in registered form, such holder be registered in the share register of the Company at least five (5) calendar days prior to the date of the shareholders’ meeting or, in the case of a holder of Shares in bearer form, such holder shall request its accredited financial intermediary to issue a certificat d’immobilisation de titres au porteur evidencing the immobilization of its Shares until the time fixed for the meeting, at least five (5) calendar days prior to the date of the meeting.

Pursuant to the above requirements, Voters that desire to exercise their voting rights are required to instruct the Depositary to block the transfer of their Receipt or Receipts, or arrange for the transfer of their American Depositary Shares into a blocked account with The Depository Trust Company (“DTC”), until the completion of such meeting and to (a) instruct the Depositary to (i) furnish the Custodian with the name and address of such Voters, the amount of American Depositary Shares held by such Voters and any other information required in accordance with French law or the Company’s statuts, (ii) notify the Custodian that the transfer of such American Depositary Shares or Receipts has been blocked, (iii) request that the Custodian register the names and addresses of such Voters as owners of Shares in bearer form and issue a certificat d’immobilisation de titres au porteur with respect to such Shares and (iv) request that the Custodian deposit such certificat, together with the formulaire de vote par correspondance or the formulaire de vote par procuration, with the Company at least five (5) calendar days prior to the date of the meeting and give notice to the Company of such Voters’ intention to vote, and (b) irrevocably order the Custodian to re-register such Shares in the name of the Depositary immediately following the shareholders’ meeting.

According to French company law, voting rights may not be exercised in respect of fractional shares.  Therefore, ownership of five (5) American Depositary Shares, or integral multiples thereof, is required to exercise voting rights.

The Voting Instruction Card described in (d) in the first paragraph of this Section 4.07 above shall provide, among other things, for certifications by the Voter as follows:

(i)

setting forth such Voter’s full name, address and number of American Depositary Shares owned and any other information required in accordance with French law or the Company’s statuts, (ii) if such Voter was not an Owner as of the date the Depositary mailed the materials described above, certification from the relevant Owner that the Voter is a Beneficial Owner (iii) instructing the Depositary not to permit any transfers of Receipts evidencing such American Depositary Shares for a period beginning on the date of the receipt of such Voting Instruction Card by the Depositary (which shall be at least five (5) calendar days prior to the date the meeting of holders of Shares set forth in the notice described in (a) in the first paragraph of this Section 4.07 above) and ending at the end of the day of the date of such meeting (the “Blocked Period”), (iv) instructing the Depositary to request the Custodian to register the name and address of such Voter as an owner of Shares in bearer form and issue a certificat d’immobilisation de titres au porteur during the Blocked Period in respect of the number of Shares represented by such Voter’s American Depositary Shares and (v) irrevocably ordering the Custodian to re-register such Shares in the name of the Depositary immediately following the shareholders’ meeting.

Upon receipt by the Depositary of a properly completed Voting Instruction Card, on or before the Receipt Date, and provided that the Voter instructing the Depositary with respect to voting the Shares has become, on or before the Receipt Date and has remained until the Receipt Date, the Owner of such Receipts on the books of the Depositary (or the Depositary has received satisfactory evidence that such Voter’s American Depositary Shares have been transferred to the DTC blocked account for the Blocked Period), the Depositary shall endeavor, insofar as practicable and permitted under any applicable provisions of French law, the statuts of the Company and the Deposited Securities, to cause to be voted (including instructing the Custodian to perform all applicable duties set forth in the Voting Instruction Card and in this Section 4.07 and restricting transfer of American Depositary Shares as set forth in the Voting Instruction Card and in this Section 4.07), the Shares or other Deposited Securities in accordance with any instructions set forth in such request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities other than in accordance with such instructions.  The Depositary shall not comply with any instructions set forth on any Voting Instruction Card, except with respect to, and only to the extent of, the number of American Depositary Shares held by the Voter giving such instructions  on the Receipt Date.

The Depositary will not knowingly take any action to impair its ability to vote or cause to be voted the number of Shares necessary to carry out the instructions of all Voters under this Section 4.07.

The parties hereto acknowledge that, under French company law as in effect on the date hereof, shareholders at ordinary and extraordinary shareholders’ meetings may modify the resolutions presented to the shareholders for their approval by the Board of Directors.  In such case, Voters who have given prior instructions to vote on such resolutions shall be deemed to have voted against the revised resolutions; provided, however, that in the event such revised resolutions have been approved by the Board of Directors of the Company during a suspension of the shareholders’ meeting, Voters who have sent a proxy (formulaire de vote par procuration) shall be deemed to have voted in favor of such revised resolutions approved by the Board.

In order to provide Owners with a reasonable opportunity to exercise voting rights, the Company agrees, to the extent practicable, to transmit to the Depositary notices of shareholders’ meetings not less than 45 days prior to the meeting date.

Notwithstanding anything in this Section 4.07 to the contrary, the Depositary and the Company may by agreement between them, with notice to the Owners, modify, amend or adopt additional voting procedures for American Depositary Shares from time to time as they determine may be necessary or appropriate (which modifications, amendments or additional procedures may not be applicable to Shares).

In accordance with French companies law, as from May 22, 1997 Shares that have been held continuously in registered form in the name of the same holder since at least the beginning of the second full calendar year preceding the date of the shareholders’ meeting in question are entitled to double voting rights.  As Owners and Beneficial Owners are not ordinarily registered as the owners of Shares underlying the American Depositary Shares, they cannot obtain double voting rights with respect to such Shares.  In addition, Owners and Beneficial Owners who choose to use the voting procedures provided in this Section 4.07 can never be registered owners of Shares for a period of more than six days and consequently cannot obtain double voting rights with respect to such Shares.  In order to obtain double voting rights, an Owner must surrender its American Depositary Shares, receive delivery of the underlying Shares in registered form and hold such Shares in such form for the prescribed period.

Section 4.8

Changes Affecting Deposited Securities.

In the circumstances where the provisions of Section 4.03 do not apply, upon any change in nominal or par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a distribution in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

Immediately upon the occurrence of any such change, conversion or exchange covered by this Section in respect of the Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and, as soon as practicable after receipt of such notice from the Company, the Depositary shall give notice thereof in writing to all Owners.

Section 4.9

Documents Available at the Depositary’s Office.

The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports, notices and other communications, including any proxy solicitation material, received from the Company which are both (a) received by the Depositary, the Custodian, or a nominee of either as the holder of the Deposited Securities and (b) generally made available to the holders of such Deposited Securities by the Company.  The Depositary shall also send to the Owners copies of reports, notices and communications furnished by the Company pursuant to Section 5.06.

Section 4.10

Lists of Owners.

Promptly upon request by the Company, the Depositary shall, at the expense of the Company (unless otherwise agreed in writing by the Company and the Depositary), furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

Section 4.11

Withholding.

In connection with any distribution to Owners, the Company or its agent will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Company or such agent and owing to such governmental authority or agency by the Company or such agent; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Depositary or the Custodian and owing to such authority or agency by the Depositary or the Custodian.  The Depositary shall forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental authorities or agencies.  In the event that the Depositary determines that any distribution in property other than cash (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to withhold any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively, all in accordance with applicable provisions of this Deposit Agreement.

The Depositary agrees to use reasonable efforts to follow the procedures established, or that may be established, by the French Treasury to enable eligible United States Owners and Beneficial Owners of Receipts to qualify for a reduced withholding tax rate of 15%, if available at the time dividends are paid, to recover any excess French withholding taxes initially withheld or deducted with respect to dividends and other distributions to such Owners and Beneficial Owners, and to receive any payment in respect of the avoir fiscal for which such Owners and Beneficial Owners may be eligible from the French Treasury or to receive a refund of any précompte paid to the French Treasury by the Company.

Upon request of any United States Owner of Receipts the Depositary will provide a copy of Form RF 1A EU no. 5052 or Form RF 1A EU no. 5053, as applicable, or such other form as may be promulgated from time to time by the French tax authorities for such purpose, together with instructions to such Owner and beneficial owners.  The Depositary shall promptly arrange for the filing with the French tax authorities of all such forms completed by United States beneficial owners of Receipts and returned in sufficient time so that such forms may be filed by December 31 of the year following the calendar year in which the related dividend is paid.

ARTICLE 5

THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

Section 5.1

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers, combinations and split-ups and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners; provided, however, that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts.

The Depositary may close the transfer books, at any time or from time to time, when it deems expedient in connection with the performance of its duties hereunder or at the request of the Company.

If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or, with the approval of the Company, appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges.

Section 5.2

Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company nor any of their directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall incur any liability to any Owner or Beneficial Owner, if by reason of any provision of any present or future law of the United States, The Republic of France or any other country, or of any other governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the statuts of the Company or the Deposited Securities, or by reason of any act of God or war or other circumstances beyond their control, the Depositary or the Company shall be prevented or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement it is provided shall be done or performed; nor shall the Depositary or the Company incur any liability to any Owner or Beneficial Owner by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement or the statuts of the Company.  Where, by the terms of a distribution pursuant to Sections 4.01, 4.02 or 4.03 of this Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of this Deposit Agreement, or for any other reason, the Depositary is prevented or prohibited from making such distribution or offering available to Owners, and the Depositary is prevented or prohibited from disposing of such distribution or offering on behalf of such Owners and making the net proceeds available to such Owners, then the Depositary, after consultation with the Company, shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

Section 5.3

Obligations of the Depositary, the Custodian and the Company.

The Company assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners or Beneficial Owners, except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to any Owners or Beneficial Owners (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodians shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodians being solely to the Depositary.

Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or other person believed by it in good faith to be competent to give such advice or information.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

The Depositary shall not be responsible for the compliance or noncompliance of any Owner or Beneficial Owner with the provisions of Section 3.04 or for the accuracy or completeness of any disclosure received from any Owner or Beneficial Owner pursuant to Section 3.04 or Section 3.05.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary; provided, however, that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

The Depositary, subject to Section 2.09 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

Section 5.4

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Company by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; however, such predecessor, nevertheless, upon payment of all sums due to it and on the written request of the Company, shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts.  Any such successor depositary shall promptly mail notice of its appointment to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

Section 5.5

The Custodian.

The Custodian shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it.  If the Depositary receives notice of the resignation of a Custodian and, upon such resignation there would be no Custodian acting hereunder, the Depositary shall, promptly after receiving such notice, appoint a substitute custodian or custodians each of which shall thereafter be a Custodian hereunder.  The Depositary may discharge any Custodian at any time upon notice to the Custodian being discharged and to the Company.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint a substitute or additional custodian or custodians, which shall thereafter be one of the Custodians hereunder.  The Depositary shall notify the Company of the appointment of a substitute or additional Custodian as soon as practicable before the date on which such appointment is to become effective.  Promptly after any such change, the Depositary shall give notice thereof in writing to all Owners.

Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of any Custodian hereunder, but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian or as required by French law, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

Section 5.6

Reports, Notices and Other Communications.

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions (other than an offering of rights), the Company agrees to transmit to the Depositary and the Custodians a copy of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities and a summary in English thereof.

The Company will promptly transmit to the Depositary (i) English language versions of the Company’s annual reports (including a description of operations and annual audited consolidated financial statements prepared in conformity with generally accepted accounting principles in France (“French GAAP”) together with a reconciliation of net income and shareholders’ equity to generally accepted accounting principles in the United States, (ii) semi-annual interim reports in English which will include unaudited interim summary consolidated financial information prepared in conformity with French GAAP and (iii) summaries in English or English-language versions of any other reports, notices and other communications that are generally transmitted by the Company to holders of its Shares or other Deposited Securities.  The Depositary will, at the Company’s expense (unless otherwise agreed in writing by the Company and the Depositary), promptly arrange for the mailing of copies of such notices, reports and other communications to all Owners and make such notices, reports and other communications available on such other basis as the Company may advise the Depositary may be required by any applicable law, regulation or stock exchange requirement.  The Company will timely provide the Depositary with the quantity of such notices, reports, and communications, as requested by the Depositary from time to time (after verification from the Depositary of such quantity), in order for the Depositary to effect such mailings.

The Company has delivered to the Depositary and the Custodian a copy (in English or with an English translation) of all provisions of or governing the Shares and any other Deposited Securities.  Promptly upon any change in such provisions, the Company shall deliver promptly to the Depositary and the Custodian a copy (in English or with an English translation) of such provisions as so changed.  The Depositary and its agents may rely on the copy of such provisions as so delivered for all purposes of this Deposit Agreement.

Section 5.7

Distributions.

The Company agrees that in the event of any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into or exchangeable for Shares, or (4) rights to subscribe for such securities, the Company will take all steps reasonably necessary to ensure that no violation by the Company or the Depositary of the Securities Act of 1933 will result from such issuance or distribution.

The Company agrees with the Depositary that neither the Company nor any company controlled by the Company will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Company or any such affiliate, unless a Registration Statement is in effect as to such Shares under the Securities Act of 1933 or the Company furnishes to the Depositary a written opinion from U.S. counsel for the Company, which counsel shall be reasonably satisfactory to the Depositary, stating that the offer and sale of the Receipts evidencing the American Depositary Shares representing such Shares are exempt from registration under that Act.  The Company will advise each person who, to the best knowledge of the Company, controls, or is under common control with, the Company that such person is subject to the same restrictions on the deposit of Shares as the Company and persons controlled by the Company.

Section 5.8

Indemnification.

The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of any registration with the Commission of Receipts, American Depositary Shares or Deposited Securities (including, but not limited to, Shares) or the offer or sale thereof in the United States or out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of any of them, or (ii) by the Company or any of its directors, employees, agents and affiliates.

The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates against, and hold them harmless from, any liability or expense incurred by them as a result of the negligence or bad faith of the Depositary, the Custodian or their respective directors, employees, agents and affiliates in connection with acts performed or omitted by the Depositary, the Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

The obligations set forth in this Section 5.8 shall survive the termination of this Deposit Agreement and the succession or substitution of any indemnified person.

Section 5.9

Charges of Depositary.

The Company agrees to pay the fees and reasonable expenses of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present detailed statements for such expenses to the Company at least once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges (to the extent permitted by applicable law or the rules of any securities exchange on which the American Depositary Shares are admitted for trading) shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03), whichever applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company (or (if applicable) the appointed agent of the Company for transfer and registration of Shares) and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of Foreign Currency pursuant to Section 4.05, (5) a fee not in excess of $5.00 per 100 American Depositary Shares (or portion thereof) for the execution and delivery and for the surrender of Receipts pursuant to Sections 2.03, 4.03, 4.04, 2.05 and 6.02, respectively, (6) a fee not in excess of $0.02 per American Depositary Share (or portion thereof) for any cash distribution pursuant to Sections 4.01 through 4.04, and (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners.  No fee will be charged by the Depositary to any Owner or Beneficial Owner in connection with such Owners’s or Beneficial Owner’s exercise of voting rights relating to any Shares underlying the American Depositary Shares.

The Depositary, subject to the Company’s statuts and Section 2.09 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

Section 5.10

Retention of Depositary Documents.

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Company requests that such papers be retained for a longer period.

Section 5.11

List of Restricted Securities Owners.

From time to time, the Company shall provide to the Depositary a list setting forth, to the actual knowledge of the Company, those persons or entities who beneficially own Restricted Securities, and the Company shall update such list on a regular basis.  The Company agrees to advise in writing each of the persons or entities so listed that such Restricted Securities are ineligible for deposit hereunder. The Depositary may rely on such list or update of such list, and shall not be liable for any action or omission made in reliance thereon.

Section 5.12

Exclusivity.

The Company agrees not to appoint any other depositary for issuance of American depositary receipts so long as The Bank of New York is acting as Depositary hereunder.

ARTICLE 6

AMENDMENT AND TERMINATION

Section 6.1

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement in writing between the Company and the Depositary without the consent of the Owners in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, charges incurred in connection with the conversion of Foreign Currency pursuant to Section 4.05 and in connection with compliance with foreign exchange regulations, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of 30 days after notice of such amendment shall have been mailed to the Owners of outstanding Receipts.  Every Owner at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

Section 6.2

Termination.

The Depositary shall at any time at the direction of the Company terminate this Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 90 days prior to the date fixed in such notice for such termination. The Depositary may likewise terminate this Deposit Agreement by mailing notice of such termination to the Company and the Owners of all Receipts then outstanding, such termination to be effective on a date specified in such notice not less than 30 days after the date thereof, if at any time 60 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to the Owner or upon the Owner’s order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges) and except as provided in Section 5.08.  Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 hereof.

ARTICLE 7

MISCELLANEOUS

Section 7.1

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodian and shall be open to inspection by any Owner during business hours.

Section 7.2

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

Section 7.3

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

Section 7.4

Binding Effect on Owners and Beneficial Owners.

The Owners and Beneficial Owners shall be bound by of the terms and conditions hereof and of the Receipts by acceptance thereof or any beneficial interest therein.

Section 7.5

Notices.

Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to 1, rue Léon Migaux, 91341 Massy, France, Attention: _______, or any other place to which the Company may have transferred its principal office with notice to the Depositary.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if personally delivered or sent by mail or by cable, telex or facsimile transmission confirmed by letter, addressed to the Depositary at 101 Barclay Street, New York, New York 10286, Attention: American Depositary Receipt Administration, or any other place to which the Depositary may have transferred its Corporate Trust Office with notice to the Company.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or by cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effective at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post office letter box.  The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

Section 7.6

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted in accordance with, and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York.

Section 7.7

Headings.

Headings contained herein are included for convenience only and are not to be used in construing or interpreting any provision hereof.

IN WITNESS WHEREOF, COMPAGNIE GÉNÉRALE DE GÉOPHYSIQUE and THE BANK OF NEW YORK have duly executed this Agreement as of the day and year first set forth above and all Owners and Beneficial Owners shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

COMPAGNIE GÉNÉRALE DE GÉOPHYSIQUE

By:

Name:

Title:

THE BANK OF NEW YORK

By:

Name:

Andrew Levine

Title:

Vice President

EXHIBIT A

AMERICAN DEPOSITARY SHARES

(Each American Depositary Share represents one-fifth of one deposited Share)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF
NOMINAL VALUE FF 10 EACH OF
COMPAGNIE GÉNÉRALE DE GÉOPHYSIQUE
(INCORPORATED UNDER THE LAWS
OF THE REPUBLIC OF FRANCE)

The Bank of New York, as depositary (hereinafter called the “Depositary”), hereby certifies that___________ ____________________________________________, or registered assigns IS THE OWNER OF _____________________________

AMERICAN DEPOSITARY SHARES

representing deposited ordinary shares (herein called “Shares”) of Compagnie Générale de Géophysique, a société anonyme organized under the laws of the Republic of France (herein called the “Company”).  At the date hereof, each American Depositary Share represents one-fifth of one Share deposited or subject to deposit under the Deposit Agreement (as such term is hereinafter defined) at the Paris, France office of any of Banque Indosuez, Banque Paribas, Banque Worms, Société Géneralé or Crédit Lyonnais (each herein called the “Custodian”).  The Depositary’s Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at 48 Wall Street, New York, N.Y. 10286.

THE DEPOSITARY’S CORPORATE TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK, N.Y. 10286

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called “Receipts”), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, dated as of May 6, 1997 (herein called the “Deposit Agreement”), by and among the Company, the Depositary, and all Owners and Beneficial Owners from time to time of Receipts issued thereunder, each of whom by accepting a Receipt or any beneficial interest therein agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights of Owners and Beneficial Owners of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called “Deposited Securities”).  Copies of the Deposit Agreement are on file at the Depositary’s Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made.  Capitalized terms defined in the Deposit Agreement and not defined herein shall have the meanings set forth in the Deposit Agreement.

2.

SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

Upon surrender at the Corporate Trust Office of the Depositary of this Receipt for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by this Receipt, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Owner hereof is entitled to the transfer of the Deposited Securities to an account in the name of such Owner, or such name as shall be designated by such Owner, maintained by the Company or its agent for registration and transfer of Shares in the case of Shares in registered form, or maintained by an accredited financial institution in the case of Shares in bearer form, of the Deposited Securities at the time represented by the American Depositary Shares for which this Receipt is issued.  Such delivery will be made at the option of the Owner hereof, either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof.

In the event any such delivery of Deposited Securities would otherwise require delivery of fractional Deposited Securities, the Depositary may sell the amount of Deposited Securities corresponding to the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01 of the Deposit Agreement.

3.

TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

The transfer of this Receipt is registrable on the books of the Depositary at its Corporate Trust Office upon surrender of this Receipt, by the Owner hereof in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, with any endorsements appearing on such Receipt relating to compliance with the applicable restrictions on transfer thereof, and duly stamped as may be required by the laws of the State of New York and of the United States of America and accompanied by funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary may establish for such purpose.  This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.  As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt, the delivery of any distribution thereon, or withdrawal of any Deposited Securities, the Company, Depositary, Custodian or Registrar may require payment from the depositor of the Shares or the presenter of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer, registration, or conversion fee with respect thereto (including any such tax, charge or fee with respect to Shares being deposited or withdrawn) and payment of any fees of the Depositary as provided in this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt, including, without limitation, this Article 3.

The delivery of Receipts against deposit of Shares generally or against deposits of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Company, the Depositary or any Registrar are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or this Receipt, or for any other reason, subject to the provisions of the following sentence.  Notwithstanding anything to the contrary in the Deposit Agreement or this Receipt, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders’ meeting or the payment of dividends, (ii) the payment of fees, taxes and similar charges and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares or rights required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares.  The Depositary will comply with written instructions from the Company requesting that the Depositary not accept for deposit hereunder any Shares or rights identified in such instructions in order to facilitate the Company’s compliance with securities laws of the United States or any State thereof or of The Republic of France.

4.

LIABILITY OF OWNER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented hereby, such tax or other governmental charge shall be payable by the Owner hereof to the Depositary.  The Depositary may refuse to effect any transfer of this Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner hereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by this Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge (and any taxes or expenses arising out of such sale), and the Owner hereof shall remain liable for any deficiency.

5.

WARRANTIES ON DEPOSIT OF SHARES.

Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant, in addition to such representations and warranties as may be required pursuant to Section 2.02 of the Deposit Agreement, that such Shares are validly issued, fully paid, and nonassessable and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that such Shares and the Receipts evidencing American Depositary Shares representing such Shares would not be Restricted Securities.  Such representations and warranties shall survive the deposit of Shares and issuance of Receipts.

6.

FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

Any person presenting Shares for deposit or any Owner or Beneficial Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, legal or beneficial ownership of Receipts, Deposited Securities or other securities, compliance with all applicable laws or regulations, or such information relating to the registration on the books of the Company (or the appointed agent of the Company for transfer and registration of Shares), if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.  No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body in France which is then performing the function of the regulation of currency exchange.

7.

CHARGES OF DEPOSITARY.

The Company agrees to pay the fees and reasonable expenses of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present detailed statements for such expenses to the Company at least once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges (to the extent permitted by applicable law or the rules of any securities exchange on which the American Depositary Shares are admitted for trading) shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03 of the Deposit Agreement), whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company (or (if applicable) the appointed agent of the Company for transfer and registration of Shares) and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the terms of the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of Foreign Currency pursuant to Section 4.05 of the Deposit Agreement, (5) a fee not in excess of $5.00 per 100 American Depositary Shares (or portion thereof) for the execution and delivery and for the surrender of Receipts pursuant to Sections 2.03, 4.03, 4.04, 2.05 and 6.02 of the Deposit Agreement, respectively, (6) a fee not in excess of $0.02 per American Depositary Share (or portion thereof) for any cash distribution pursuant to Sections 4.01 through 4.04 of the Deposit Agreement and (7) a fee for the distribution of securities pursuant to Section 4.02 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners.  No fee will be charged by the Depositary to any Owner or Beneficial Owner in connection with such Owner’s or Beneficial Owner’s exercise of voting rights relating to any Shares underlying the American Depositary Shares.

The Depositary, subject to Article 8 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

8.

PRE-RELEASE OF RECEIPTS.

The Depositary may issue Receipts against delivery by the Company (or any agent of the Company recording Share ownership) of rights to receive Shares from the Company (or any such agent of the Company).  No such issue of Receipts will be deemed a “Pre-Release” that is subject to the restrictions of the following paragraph.

Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.03 of the Deposit Agreement, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 of the Deposit Agreement (“Pre-Release”).  The Depositary may, pursuant to Section 2.05 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts or Shares are to be delivered (the “Pre-Releasee”) that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee’s obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee’s obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

9.

TITLE TO RECEIPTS.

It is a condition of this Receipt and every successive Owner and Beneficial Owner of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt when properly endorsed or accompanied by proper instruments of transfer and transferred in accordance with the terms of the Deposit Agreement, including without limitation Sections 2.04 and 2.06 thereof, is transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement or for all other purposes and neither the Depositary nor the Company shall have any obligation or be subject to any liability under the Deposit Agreement to any holder of this Receipt unless such holder is the Owner hereof.

10.

VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, however, that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual or facsimile signature of a duly authorized officer of the Registrar.

11.

REPORTS; INSPECTION OF TRANSFER BOOKS.

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and, accordingly, files certain reports with the Commission.  Such reports and communications will be available for inspection and copying by Owners and Beneficial Owners at the public reference facilities maintained by the Commission located at 450 Fifth Street, N.W., Washington, D.C. 20549.

The Depositary will make available for inspection by Owners at its Corporate Trust Office any reports, notices and other communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary, the Custodian, or a nominee of either as the holder of the Deposited Securities and (b) generally made available to the holders of such Deposited Securities by the Company.  The Depositary will also send to Owners of Receipts copies of reports, notices and communications furnished by the Company pursuant to the Deposit Agreement.

The Depositary will keep books, at its Corporate Trust Office, for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners of Receipts provided that such inspection shall not be for the purpose of communicating with Owners of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

12.

DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary or the Custodian receives any cash dividend or other cash distribution on any Deposited Securities, the Depositary will, or will cause its agent, as promptly as practicable after its receipt of such dividend or distribution (unless otherwise prohibited or prevented by law), if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States, and subject to the Deposit Agreement, convert such dividend or distribution into Dollars and will distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit Agreement) to the Owners of Receipts entitled thereto; provided, however, that in the event that the Company or an agent of the Company or the Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes or other governmental charges, the amount distributed to the Owners of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of Sections 4.11 and 5.09 of the Deposit Agreement, whenever the Depositary receives any distribution other than a distribution described in Section 4.01, 4.03 or 4.04 of the Deposit Agreement, the Depositary will cause the securities or property received by it to be distributed to the Owners entitled thereto, as of the record date fixed pursuant to Section 4.06 of the Deposit Agreement, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may reasonably deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or an agent of the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may reasonably deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit Agreement and any expenses in connection with such sale) will be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution in cash pursuant to Section 4.01 of the Deposit Agreement.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may distribute, as promptly as practicable, to the Owners of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit Agreement, and subject to applicable law.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary will sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01 of the Deposit Agreement.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.  In addition, the Depositary may withhold any distribution of Receipts under this Article 12 or Section 4.03 of the Deposit Agreement if it has not received satisfactory assurances from the Company that such distribution does not require registration under the Securities Act of 1933 or is exempt from registration under the provisions of such Act.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners of Receipts entitled thereto.

13.

RIGHTS.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after consultation with the Company, shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary determines that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may distrib-ute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares representing the Shares and evidenced by this Receipt of such Owner hereunder, the Depositary will promptly make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, unless otherwise agreed by the Company and the Depositary, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.02 of the Deposit Agreement, and shall, pursuant to Section 2.03 of the Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of this Article 13, such Shares shall be deposited and depositary shares representing such Shares shall be delivered under a separate deposit agreement to be entered into between the Company and the Depositary providing from the issuance of depositary receipts subject to appropriate restrictions on deposit and withdrawal of Shares and transfers of such depositary receipts as required by United States securities laws.

If the Depositary determines in its discretion that it is not lawful or feasible to make such rights available to all or certain Owners, it will, after notice to the Company, use reasonable efforts to, sell the rights, warrants or other instruments, if a market is available therefor, in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available; the Depositary will allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement, any expenses in connection with such sale and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

If a registration statement under the Securities Act of 1933 is required with respect to the securities to which any rights relate in order for the Company to offer such rights to Owners and sell the securities represented by such rights, the Depositary will not offer such rights to Owners having an address in the United States (as defined in Regulation S) unless and until such a registration statement is in effect, or unless the offer and sale of such securities and such rights to such Owners are exempt from registration under the provisions of such Act.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

14.

CONVERSION OF FOREIGN CURRENCY.

Whenever the Depositary shall receive Foreign Currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the Foreign Currency so received can, in the judgment of the Depositary, be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted as promptly as practicable, by sale or in any other manner that it may determine, in accordance with applicable law, such Foreign Currency into Dollars, and such Dollars shall be distributed as promptly as practicable to the Owners entitled thereto or, if the Depositary shall have distributed any rights, warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such rights, warrants and/or instruments upon surrender thereof for cancellation.  Such distribution or conversion may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file as promptly as practicable such application for approval or license, if any, as it may deem desirable; provided, however, that the Depositary will be entitled to rely upon French local counsel in such matters, which counsel will be instructed to act as promptly as possible.

If at any time Foreign Currency received by the Depositary is not, in the judgment of the Depositary, convertible, in whole or in part, on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary cannot be promptly obtained, the Depositary will, (a) as to that portion of the Foreign Currency that is convertible into Dollars, make such conversion and, if permitted by applicable law, transfer such Dollars to the United States for distribution to Owners in accordance with the first paragraph of Section 4.05 of the Deposit Agreement and (b) as to the nonconvertible balance, if any, (i) if requested in writing by an Owner, distribute or cause the Custodian to distribute the Foreign Currency (or an appropriate document evidencing the right to receive such Foreign Currency) received by the Depositary or Custodian to such Owner and (ii) the Depositary will hold or will cause the Custodian to hold any amounts of nonconvertible Foreign Currency not distributed pursuant to the immediate preceding subclause (i) uninvested and without liability for interest thereon for the respective accounts of the Owners entitled to receive the same.

15.

RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, or whenever the Depositary finds it necessary or convenient in respect of any matter, the Depositary shall fix a record date, which shall, to the extent practicable, be the same as any record date established by the Company in respect of the Shares, (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) for fixing the date on or after which each American Depositary Share will represent the changed number of Shares, subject to the terms and conditions of the Deposit Agreement.

16.

VOTING OF DEPOSITED SECURITIES.

Upon receipt of notice from the Company of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, as soon as practicable thereafter, mail to the Owners (a) a summary in English or an English version of the notice of such meeting sent by the Company to the Depositary pursuant to Section 5.06 of the Deposit Agreement, (b) a statement in a form provided by the Company that the Owners and Beneficial Owners as of the close of business on a record date established by the Depositary pursuant to Section 4.06 of the Deposit Agreement (“Voters”) will be entitled, subject to any applicable provisions of French law, the statuts of the Company and the Deposited Securities (which provisions, if any, shall be summarized in pertinent part in such statement), to exercise the voting rights, if any, pertaining to the Shares represented by their American Depositary Shares (subject to the restrictions detailed below),(c) summaries in English of any materials or other documents provided by the Company for the purpose of enabling such Voters to exercise such voting rights, by means of voting by mail (formulaire de vote par correspondance) or by proxy (formulaire de vote par procuration), and (d) a voting instruction card (including a formulaire de vote par correspondance and formulaire de vote par procuration) and all other information, authorizations and certifications required under French law to allow Voters to vote Shares in registered form and Shares in bearer form to be prepared by the Depositary and the Company (a “Voting Instruction Card”) Upon the Depositary’s receipt of a Voting Instruction Card from any Voter, duly completed and executed, on or before the date established by the Depositary for such purpose (the “Receipt Date”) and subject to the other restrictions set forth in Section 4.07 of the Deposit Agreement, the Depositary will forward such materials or documents as soon as practicable to the Custodian.

The parties to the Deposit Agreement will acknowledge that, under French company law and the statuts of the Company, as in effect as of the date of the Deposit Agreement, a precondition for exercising any voting rights is that, in the case of a holder of Shares in registered form, such holder be registered in the share register of the Company at least five (5) calendar days prior to the date of the shareholders’ meeting or, in the case of a holder of Shares in bearer form, such holder shall request its accredited financial intermediary to issue a certificat d’immobilisation de titres au porteur evidencing the immobilization of its Shares until the time fixed for the meeting, at least five (5) calendar days prior to the date of the meeting.

Pursuant to the above requirements, Voters that desire to exercise their voting rights are required to instruct the Depositary to block the transfer of their Receipt or Receipts, or arrange for the transfer of their American Depositary Shares to a blocked account with The Depositary Trust Company (“DTC”), in either case until the completion of such meeting and to (a) instruct the Depositary to (i) furnish the Custodian with the name and address of such Voters, the amount of American Depositary Shares held by such Voters and any other information required in accordance with French law or the Company’s statuts, (ii) notify the Custodian that the transfer of such Receipts or American Depositary Shares has been blocked, (iii) request that the Custodian issue a certificat d’immobilisation de titres au porteur with respect to such Shares, and (iv) request that the Custodian deposit such certificat, together with the formulaire de vote par correspondance or the formulaire de vote par procuration, with the Company at least five (5) calendar days prior to the date of the meeting and give notice to the Company of such Voters’ intention to vote and (b) irrevocably order the Custodian to re-register such Shares in the name of the Depositary immediately following the shareholders’ meeting.

According to French company law, voting rights may not be exercised in respect of fractional shares.  Therefore, ownership of five (5) American Depositary Shares, or integral multiples thereof, is required to exercise voting rights.

The Voting Instruction Card described in (d) in the first paragraph of this Article 16 above shall provide, among other things, for certifications by the Voter as follows:

(ii)

  setting forth such Voter’s full name, address and number of American Depositary Shares owned and any other information required in accordance with French law or the Company’s statuts, (ii) if such Voter was not an Owner of as of the date the Depositary mailed the materials described above, certification from the relevant Owner that the Voter is a Beneficial Owner, (iii) instructing the Depositary not to permit any transfers of any such Receipts evidencing such American Depositary Shares for a period beginning on the date of the receipt of such Voting Instruction Card by the Depositary (which shall be at least five (5) calendar days prior to the date the meeting of holders of Shares set forth in the notice described in (a) in the first paragraph of this Article 16 above) and ending at the end of the day of the date of such meeting (the “Blocked Period”),(iv) instructing the Depositary to request the Custodian to register the name and address of such Voter as an owner of Shares in bearer form and issue a certificat d’immobilisation de titres au porteur during the Blocked Period in respect of the number of Shares represented by such Voter’s American Depositary Shares and (iv) irrevocably ordering the Custodian to re-register such Shares in the name of the Depositary immediately following the shareholders’ meeting.

Upon receipt by the Depositary of a properly completed Voting Instruction Card, on or before the Receipt Date, and provided that the Voter instructing the Depositary with respect to voting the Shares has become, on or before the Receipt Date and has remained until the Receipt Date, the Owner of such Receipts on the books of the Depositary (or evidence that such Voter’s American Depositary Shares have been transferred to the DTC blocked account for the Blocked Period), the Depositary shall endeavor, insofar as practicable and permitted under any applicable provisions of French law, the statuts of the Company and the Deposited Securities, to cause to be voted (including instructing the Custodian to perform all applicable duties set forth in the Voting Instruction Card and in Section 4.07 of the Deposit Agreement and restricting transfer of American Depositary Shares as set forth in the Voting Instruction Card and in Section 4.07 of the Deposit Agreement), the Shares or other Deposited Securities in accordance with any instructions set forth in such request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities other than in accordance with such instructions.  The Depositary shall not comply with any instructions set forth on any Voting Instruction Card, except with respect to, and only to the extent of, the number of American Depositary Shares held by the Voter giving such instructions on the Receipt Date.

The Depositary will not knowingly take any action to impair its ability to vote or cause to be voted the number of Shares necessary to carry out the instructions of all Voters under Section 4.07 of the Deposit Agreement.  The Depositary will not charge any fees in connection with the foregoing transactions to enable any Voter to exercise its voting rights under Section 4.07 of the Deposit Agreement.

The parties hereto acknowledge that, under French company law as in effect on the date hereof, shareholders at ordinary and extraordinary shareholders’ meetings may modify the resolutions presented to the shareholders for their approval by the Board of Directors.  In such case, Voters who have given prior instructions to vote on such resolutions shall be deemed to have voted against the revised resolutions; provided, however, that in the event such revised resolutions have been approved by the Board of Directors of the Company during a suspension of the shareholders’ meeting, Voters who have sent a proxy (formulaire de vote par procuration) shall be deemed to have voted in favor of such revised resolutions approved by the Board.

Notwithstanding anything in the Deposit Agreement or this Receipt to the contrary, the Depositary and the Company may by agreement between them, with notice to the Owners, modify, amend or adopt additional voting procedures for American Depositary Shares from time to time as they determine may be necessary or appropriate (which modifications, amendments or additional procedures may not be applicable to Shares).

In accordance with French companies law, as from May 22, 1997 Shares that have been held continuously in registered form in the name of the same holder since at least the beginning of the second full calendar year preceding the date of the shareholders’ meeting in question are entitled to double voting rights.  As Owners and Beneficial Owners are not ordinarily registered as the owners of Shares underlying the American Depositary Shares, they cannot obtain double voting rights with respect to such Shares.  In addition, Owners and Beneficial Owners who choose to use the voting procedures provided in this Section 4.07 can never be registered owners of Shares for a period of more than six days and consequently cannot obtain double voting rights with respect to such Shares.  In order to obtain double voting rights, an Owner must surrender its American Depositary Shares, receive delivery of the underlying Shares in registered form and hold such Shares in such form for the prescribed period.

17.

CHANGES AFFECTING DEPOSITED SECURITIES.

In circumstances where the provisions of Section 4.03 of the Deposit Agreement do not apply, upon any change in nominal or par value, split-up, consolidation, or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, and will if the Company so requests, execute and deliver additional Receipts as in the case of a distribution in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.  Immediately upon the occurrence of any such change, conversion or exchange covered by this Section in respect of the Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and, as soon as practicable after receipt of such notice from the Company, the Depositary shall give notice thereof in writing to all Owners.

18.

LIABILITY OF THE COMPANY AND DEPOSITARY.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall incur any liability to any Owner or Beneficial Owner, if by reason of any provision of any present or future law or regulation of the United States, The Republic of France or any other country, or of any other governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the statuts of the Company, or by reason of any act of God or war or other circumstance beyond its control, the Depositary or the Company shall be prevented or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement it is provided shall be done or performed; nor shall the Depositary or the Company incur any liability to any Owner or Beneficial Owner by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement or the statuts of the Company.  Where, by the terms of a distribution pursuant to Sections 4.01, 4.02 or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, or for any other reason, the Depositary is prevented or prohibited from making such distribution or offering available to Owners, and the Depositary is prevented or prohibited from disposing of such distribution or offering on behalf of such Owners and making the net proceeds available to such Owners, then the Depositary, after consultation with the Company, shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Company nor the Depositary assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners or Beneficial Owners of Receipts, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit, or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or Beneficial Owner of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information.  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, for the manner in which any such vote is cast or the effect of any such vote, provided, in each case, that any such action or nonaction is in good faith.  The Depositary shall not be responsible for the compliance or noncompliance of any Owner or Beneficial Owner with the provisions of Section 3.04 of the Deposit Agreement or for the accuracy or completeness of any disclosure received from any Owner or Beneficial Owner pursuant to Section 3.04 or Section 3.05 of the Deposit Agreement.  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises, the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

19.

RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR CUSTODIAN.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect  upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Company by written notice of such removal, effective upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners of Receipts to do so, it may appoint a substitute or additional custodian or custodians.

20.

AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of the Owners of ADRs in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, charges incurred in connection with the conversion of Foreign Currency pursuant to Section 4.05 of the Deposit Agreement and in connection with compliance with foreign exchange regulations, registration fees and cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of 30 days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby except in order to comply with mandatory provisions of applicable law.

21.

TERMINATION OF DEPOSIT AGREEMENT.

The Depositary at any time at the direction of the Company, shall terminate the Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 90 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement by mailing notice of such termination to the Company and the Owners of all Receipts then outstanding, such termination to be effective on a date specified in such notice not less than 30 days after the date thereof, if at any time 60 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in the Deposit Agreement.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05 of the Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to the Owner or upon the Owner’s order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges) and except as provided in Section 5.08 of the Deposit Agreement.  Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary with respect to indemnification, charges, and expenses.

22.

DISCLOSURE OF INTERESTS

Notwithstanding any other provision of the Deposit Agreement, each Owner and Beneficial Owner agrees to comply with the Company’s statuts, as they may be amended from time to time, and the laws of The Republic of France with respect to the disclosure requirements regarding ownership of Shares, all as if the Receipts were the Shares represented thereby, which disclosure requirements, as of the date of the Deposit Agreement, are summarized therein.